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               AMCORE VINTAGE U.S. GOVERNMENT OBLIGATIONS FUND
                       AMCORE VINTAGE FIXED INCOME FUND
                  AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND
                          AMCORE VINTAGE EQUITY FUND
                         AMCORE VINTAGE BALANCED FUND
                    AMCORE VINTAGE AGGRESSIVE GROWTH FUND
                    AMCORE VINTAGE FIXED TOTAL RETURN FUND

        SUPPLEMENT DATED JANUARY 29, 1997 TO THE SAI DATED MAY 1, 1996

  The Statement of Additional Information is hereby supplemented as follows:

        1. On PAGE 2, under the section titled "Variable and Floating Rate Notes," the U.S. Government Obligations Fund has been added to the list of funds that may acquire variable and floating rate notes. Accordingly, the U.S. Government Obligations Fund may invest in instruments of this type subject to the Fund's investment objective, policies and restrictions.

        The following paragraph replaces and supersedes the first paragraph under CUSTODIAN on page 35 of the SAI.

        2. Bankers Trust Company will serve as custodian (the "Custodian") to the Funds pursuant to the Custodian Agreement dated as of February 4, 1997, between the Group and the Custodian (the "Custodian Agreement"). The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on each Fund's investments. In consideration of such services, each of the Funds pays the Custodian an annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

        The following paragraph replaces and supersedes the first paragraph under NET ASSET VALUE on page 17 of the SAI.

        3. As indicated in the Prospectuses, the net asset value of each Fund is determined and the Shares of each Fund are priced as of the Valuation Times applicable to such Fund on each Business Day of the Company. A "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading, and any other day except days on which there are not sufficient changes in the value of the Funds' portfolio securities that the Funds' net asset value might be materially affected and days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF
                 ADDITIONAL INFORMATION FOR FUTURE REFERENCE

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                AMCORE VINTAGE U.S. GOVERNMENT OBLIGATIONS FUND
                        AMCORE VINTAGE FIXED INCOME FUND
                   AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND
                           AMCORE VINTAGE EQUITY FUND
                          AMCORE VINTAGE BALANCED FUND
                     AMCORE VINTAGE AGGRESSIVE GROWTH FUND
                     AMCORE VINTAGE FIXED TOTAL RETURN FUND

     SUPPLEMENT DATED JANUARY 29, 1997 TO THE PROSPECTUS DATED MAY 1, 1996

     The Prospectus is hereby supplemented as follows:

     1. As of September 30, 1996, the investment adviser to the AMCORE Vintage Mutual Funds (the "Funds"), AMCORE Capital Management, Inc. (The "Adviser"), was acquired from AMCORE Bank N.A. Rockford (the "Old Parent") by AMCORE Investment Group N.A. (The "New Parent"). The New Parent, like the Old Parent, is a wholly owned subsidiary of AMCORE Financial, Inc., a registered bank holding company. This transaction was carried out solely to effectuate a corporate reorganization among certain of the subsidiaries of AMCORE Financial, Inc. No change in either the operations or management of the Funds is contemplated as a result of the transaction.

     2. The Fixed Total Return Fund and the fixed portion of the Balanced Fund will invest substantially all, but in no event less than 75% of the value of its total assets in fixed income securities with stated or remaining maturities of 15 years or less or securities with a stated or remaining maturity in excess of 15 years if such securities have an unconditional put or sell or redeem the security within 15 years from the date of purchase. While this does not represent a change in the fund's investment policy, it clarifies the circumstance in which the fund may hold fixed income securities with a remaining maturity of 15 years or more.

     The following paragraph replaces and supercedes the paragraph under CUSTODIAN on page 36 of the Prospectus.

     3. Effective February 4, 1997, Bankers Trust Company, One Bankers Trust Plaza, New York, New York, 10006 (the "Custodian") will serve as the Custodian for the Fund's assets. Pursuant to the Custodian Agreement with the Group, the Custodian receives compensation from each Fund for services in an amount equal to a designated annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

     The following paragraph replaces and supercedes the first paragraph under VALUATION OF SHARES on page 23 of the Prospectus.

     4. The net asset value of each of the Funds, except the U.S. Government Fund, is determined and its Shares are priced as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each Business Day. The net asset value of the U.S. Government Fund is determined and its Shares are priced as of 12:00 noon Eastern Time and the close of regular trading on the NYSE on each Business Day ("Valuation Times"). As used herein, a "Business Day" constitutes any day on
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which the NYSE is open for trading, and any other day except days on which there are not sufficient changes in the value of the Funds' portfolio securities that the Funds' net asset value might be materially affected and days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets of the Fund less the liabilities charged to the Fund by the number of its outstanding Shares.

     The following paragraph replaces and supercedes the first paragraph under DIVIDENDS on page 30 of the Prospectus.

     5. The Fixed Income Fund and Tax-Free Fund each intend to declare their net investment income monthly as a dividend to Shareholders at the close of business on the day of declaration. The U.S. Government Fund intends to declare its net investment income daily as a dividend to Shareholders at the close of business on the day of declaration. These Funds will generally pay such dividends monthly. Each Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. The Equity Fund, the Balanced Fund, the Aggressive Growth Fund and the Fixed Total Return Fund intend to declare their net investment income quarterly as a dividend to Shareholders at the close of business on the day of declaration, and generally will pay such dividends quarterly. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of a Fund at net asset value as of the ex-dividend date, unless the Shareholder elects to receive dividends or distributions in cash. Such election must be made on the Account Application; any change in such election must be made in writing to the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven business days after a Shareholder's complete redemption of his or her Shares.

        INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                                FUTURE REFERENCE